UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 22, 2025
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ALICO, INC.
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(Exact name of registrant as specified in its charter)
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Florida	0-261	59-0906081
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10070 Daniels Interstate Court, Suite 200, Fort Myers, FL 33913
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(Address of principal executive offices)(Zip Code)
239-226-2000
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(Registrant’s telephone number, including area code)
Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALCO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 22, 2025 (the “Effective Date”), a Purchase and Sale Agreement (the "Agreement") was entered into by and between Alico, Inc. (the “Company”), 734 LMC Groves, LLC, a Florida limited liability company, and Harford Farms LLC, a Florida limited liability company (the "Buyer"). Under the terms of the Agreement, the Company and 734 LMC Groves, LLC (collectively, the "Sellers") agreed to sell specified acreages of land to the Buyer, together with certain improvements, fixtures, development rights, permits and equipment associated with such acreage, for a total purchase price of approximately $183.7 million, and specifically excluding certain personal property owned by the Sellers and, in Sellers’ discretion, any existing citrus crop growing on the property prior to closing. The Agreement provides for an as-is purchase and sale with customary representations, warranties and covenants from the Buyer, and limited/qualified representations and warranties from the Sellers. The Agreement also provides certain termination rights, including that if Buyer is unable to obtain financing approval within a 30-day financing contingency period, either Buyer or Seller may terminate the Agreement (the “Financing Contingency”).

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which will be filed with the Company’s Quarterly Report for the three months ended June 30, 2025.

Item 1.02. Termination of a Material Definitive Agreement.

On May 1, 2025, Buyer notified the Sellers that it terminated the Agreement, effective immediately, because it determined that it would be unable to meet the Financing Contingency as described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference into this Item 1.02, with no early termination penalties incurred by either party.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2025	ALICO, INC.

	By:	/s/ Bradley Heine

Bradley Heine
Chief Financial Officer